EXHIBIT 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by the Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party.  The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2011, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $4,363,453 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 40 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2003-7

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$ 1,300,036,931
Aggregate Outstanding Principal Balance – Treasury Bill	$ 181,874,747
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.99%
Aggregate Outstanding Principal Balance – Commercial Paper	$ 1,118,162,184
Percentage of Aggregate Outstanding Principal Balance – Commercial Paper	86.01%
Number of Borrowers	43,956
Average Outstanding Principal Balance Per Borrower	$ 29,576
Number of Loans	74,357
Average Outstanding Principal Balance Per Loan – Treasury Bill	$ 21,566
Average Outstanding Principal Balance Per Loan – Commercial Paper	$ 16,961
Weighted Average Remaining Term to Scheduled Maturity	213 months
Weighted Average Annual Interest Rate	5.98%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the three-month commercial paper rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For this purpose, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter.  The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$20,798	*
3.01% to 3.50%	4,983	72,116,968	5.5%
3.51% to 4.00%	3,952	88,031,225	6.8
4.01% to 4.50%	13,250	181,368,882	14.0
4.51% to 5.00%	15,526	226,524,361	17.4
5.01% to 5.50%	3,353	56,133,981	4.3
5.51% to 6.00%	3,875	67,108,715	5.2
6.01% to 6.50%	5,587	99,838,646	7.7
6.51% to 7.00%	6,054	114,461,515	8.8
7.01% to 7.50%	2,458	50,356,864	3.9
7.51% to 8.00%	6,217	128,715,153	9.9
8.01% to 8.50%	6,370	139,347,667	10.7
Equal to or greater than 8.51%	2,731	76,012,156	5.8

Total	74,357	$1,300,036,931	100.0%

*   Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	4,323	$12,337,155	0.9%
$ 5,000.00-$ 9,999.99	8,061	59,203,150	4.6
$10,000.00-$14,999.99	5,649	70,955,179	5.5
$15,000.00-$19,999.99	5,169	89,739,297	6.9
$20,000.00-$24,999.99	3,835	85,787,531	6.6
$25,000.00-$29,999.99	2,727	74,581,994	5.7
$30,000.00-$34,999.99	2,331	75,450,882	5.8
$35,000.00-$39,999.99	1,899	71,119,677	5.5
$40,000.00-$44,999.99	1,464	62,082,489	4.8
$45,000.00-$49,999.99	1,228	58,232,982	4.5
$50,000.00-$54,999.99	1,029	53,888,614	4.1
$55,000.00-$59,999.99	888	51,010,634	3.9
$60,000.00-$64,999.99	721	44,951,086	3.5
$65,000.00-$69,999.99	615	41,452,984	3.2
$70,000.00-$74,999.99	528	38,199,996	2.9
$75,000.00-$79,999.99	429	33,236,979	2.6
$80,000.00-$84,999.99	356	29,341,037	2.3
$85,000.00-$89,999.99	333	29,116,985	2.2
$90,000.00-$94,999.99	269	24,846,709	1.9
$95,000.00-$99,999.99	254	24,802,169	1.9
$100,000.00 and above	1,848	269,699,402	20.7

Total	43,956	$1,300,036,931	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	67,804	$1,148,610,864	88.4%
31-60 days	2,601	56,629,659	4.4
61-90 days	1,180	27,638,406	2.1
91-120 days	605	15,005,920	1.2
121-150 days	509	13,879,554	1.1
151-180 days	392	9,588,680	0.7
181-210 days	295	6,760,811	0.5
Greater than 210 days	971	21,923,037	1.7

Total	74,357	$1,300,036,931	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	101	$50,936	*
4 to12	398	538,953	*
13 to 24	676	1,921,080	0.1%
25 to 36	1,064	3,556,785	0.3
37 to 48	1,854	7,145,007	0.5
49 to 60	1,645	9,135,482	0.7
61 to 72	5,157	25,562,355	2.0
73 to 84	5,995	31,737,352	2.4
85 to 96	2,793	20,900,240	1.6
97 to 108	2,963	26,106,293	2.0
109 to 120	2,737	29,206,308	2.2
121 to 132	7,050	90,166,988	6.9
133 to 144	6,988	88,701,318	6.8
145 to 156	3,221	46,230,055	3.6
157 to 168	2,712	42,214,871	3.2
169 to 180	2,658	44,113,355	3.4
181 to 192	3,863	69,344,433	5.3
193 to 204	3,855	72,396,166	5.6
205 to 216	2,033	44,000,600	3.4
217 to 228	1,876	46,272,950	3.6
229 to 240	1,973	52,575,885	4.0
241 to 252	2,854	89,388,345	6.9
253 to 264	3,095	104,523,056	8.0
265 to 276	1,315	50,960,856	3.9
277 to 288	1,225	53,452,771	4.1
289 to 300	1,288	58,380,108	4.5
301 to 312	828	42,440,406	3.3
313 to 324	554	32,879,947	2.5
325 to 336	367	23,279,336	1.8
337 to 348	349	23,217,618	1.8
349 to 360	536	43,979,850	3.4
361 and above	334	25,657,227	2.0

Total	74,357	$1,300,036,931	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	6,154	$134,839,697	10.4%
Forbearance	4,806	119,078,941	9.2
Repayment
First year in repayment	1,798	68,974,944	5.3
Second year in repayment	1,448	43,706,695	3.4
Third year in repayment	1,984	55,394,333	4.3
More than 3 years in repayment	58,167	878,042,321	67.5

Total	74,357	$1,300,036,931	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 81.7 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	11.9	-	241.2
Forbearance	-	4.4	245.3
Repayment	-	-	203.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $134,839,697 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $55,941,501 or approximately 41.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	531	$9,941,239	0.8%
Alaska	125	1,990,822	0.2
Arizona	2,353	41,168,799	3.2
Arkansas	457	7,399,528	0.6
California	6,701	128,624,992	9.9
Colorado	1,191	19,713,571	1.5
Connecticut	1,167	17,085,487	1.3
Delaware	196	3,313,299	0.3
District of Columbia	355	7,688,756	0.6
Florida	5,548	126,707,123	9.7
Georgia	2,438	50,030,081	3.8
Hawaii	274	5,160,842	0.4
Idaho	202	3,544,978	0.3
Illinois	3,155	49,935,009	3.8
Indiana	4,855	74,733,322	5.7
Iowa	364	5,296,183	0.4
Kansas	1,357	19,563,032	1.5
Kentucky	1,046	15,550,401	1.2
Louisiana	2,642	46,056,139	3.5
Maine	309	6,084,395	0.5
Maryland	1,991	37,964,707	2.9
Massachusetts	2,868	42,145,886	3.2
Michigan	1,369	25,659,200	2.0
Minnesota	746	12,499,713	1.0
Mississippi	573	11,400,990	0.9
Missouri	1,349	22,355,502	1.7
Montana	99	1,576,478	0.1
Nebraska	125	1,740,701	0.1
Nevada	434	7,788,045	0.6
New Hampshire	642	8,858,216	0.7
New Jersey	1,946	34,584,644	2.7
New Mexico	267	4,878,637	0.4
New York	5,679	96,805,695	7.4
North Carolina	1,734	30,979,948	2.4
North Dakota	31	600,582	*
Ohio	436	7,643,082	0.6
Oklahoma	941	15,300,464	1.2
Oregon	877	14,604,264	1.1
Pennsylvania	2,881	45,921,217	3.5
Rhode Island	207	2,672,155	0.2
South Carolina	760	14,766,805	1.1
South Dakota	61	917,267	0.1
Tennessee	1,113	19,662,022	1.5
Texas	5,640	93,979,169	7.2
Utah	212	4,888,670	0.4
Vermont	101	2,095,307	0.2
Virginia	2,383	38,281,514	2.9
Washington	1,808	29,161,725	2.2
West Virginia	398	6,153,224	0.5
Wisconsin	747	11,692,144	0.9
Wyoming	55	961,610	0.1
Other	618	11,909,349	0.9
Total	74,357	$1,300,036,931	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	49,240	$765,113,043	58.9%
Other Repayment Options(1)	25,117	534,923,888	41.1

Total	74,357	$1,300,036,931	100.0%

(1)  Includes, among others, graduated repayment loans, income sensitive and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 3,352 loans with an aggregate outstanding principal balance of $107,724,204 currently in an interest-only period.  These interest-only loans represent approximately 8.3% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	36,649	$572,166,226	44.0%
Unsubsidized	37,708	727,870,706	56.0

Total	74,357	$1,300,036,931	100.0%

2003-7

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	425	$9,045,595	0.7%
October 1, 1993 through June 30, 2006	73,932	1,290,991,336	99.3
July 1, 2006 and later	0	0	0.0

Total	74,357	$1,300,036,931	100.0%

2003-7

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,963	$26,425,682	2.0%
College Assist	23	611,372	*
Educational Credit Management Corporation	1,903	33,182,128	2.6
Great Lakes Higher Education Corporation	424	12,204,390	0.9
Illinois Student Assistance Commission	2,014	30,353,305	2.3
Iowa College Student Aid Commission	162	2,230,641	0.2
Kentucky Higher Education Assistance Authority	601	7,448,759	0.6
Louisiana Office of Student Financial Assistance	530	7,079,188	0.5
Michigan Guaranty Agency	587	10,288,034	0.8
Montana Guaranteed Student Loan Program	3	19,018	*
New Jersey Higher Education Student Assistance Authority	2,023	31,118,782	2.4
New York State Higher Education Services Corporation	6,709	104,275,548	8.0
Northwest Education Loan Association	3,760	55,909,649	4.3
Oklahoma Guaranteed Student Loan Program	892	13,322,465	1.0
Pennsylvania Higher Education Assistance Agency	4,186	65,960,933	4.9
Student Loan Guarantee Foundation of Arkansas	167	2,547,643	0.2
Tennessee Student Assistance Corporation	455	6,372,798	0.5
Texas Guaranteed Student Loan Corporation	2,767	48,948,519	3.8
United Student Aid Funds, Inc.	45,188	843,738,078	64.9

Total	74,357	$1,300,036,931	100.0%

*     Represents a percentage greater than 0% but less than 0.05%.

2003-7

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of

2003-7

USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the new statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2011, USA Funds held net assets on behalf of the federal reserve fund of approximately $289 million. Through September 30, 2011, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $73 billion.  Also, as of September 30, 2011, USA Funds had operating fund assets totaling slightly over $1 billion, which includes the $289 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	0.25%	0.33%	0.38%	0.40%	0.39%

2003-7

USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds.  For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	$15,581	$17,202	$20,067	$7,705	N/A

USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	40.30%	45.60%	36.19%	32.90%	32.17%

USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2007	2008	2009	2010	2011
United Student Aid Funds, Inc.	2.13%	2.07%	1.92%	1.69%	1.69%

In addition, USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows: 2011 – 4.74 percent; 2010 – 4.70 percent; 2009 – 4.62 percent; 2008 – 4.26 percent; 2007 – 4.07 percent.

USA Funds is headquartered in Fishers, Indiana.  USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.
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